SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C.  20549




                         FORM 8-K/A - 2


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 11, 1994


                BEDFORD PROPERTY INVESTORS, INC.
     (Exact name of Registrant as specified in its charter)

Maryland                        1-12222             68-0306514
(State or other               (Commission      (I.R.S. Employer
jurisdiction of               File Number)     Identification
 incorporation)                                    Number)


270 Lafayette Circle, Lafayette, California                   94549
(Address of principal executive offices)                 (Zip Code)

Registrant telephone number, including area code:   (510) 283-8910
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     The undersigned Registrant hereby amends and supplements its
Report on Form 8-K/A, dated August 11, 1994, by adding the following thereto:


Item 7. Financial Statements and Exhibits is supplemented by the following:

     Historical Summary of Gross Income and Direct Operating
Expenses for the Year Ended December 31, 1993

     Leases

     Minimum future rental receipts are as follows (in thousands):

          1995                     $  749
          1996                        797
          1997                        612
          1998                        308
          1999                        190
          Thereafter                   16

                                   $2,672

          The total minimum future rental payments shown above do not include tenants' obligations for reimbursement of operating expenses or taxes as provided by the terms of certain leases.


     Pro Forma Financial Information

          Pro Forma financial statements showing the effect resulting from the August 11, 1994, acquisition of Milpitas Town Center are being presented herein in columnar form. (See attachment.)


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

BEDFORD PROPERTY INVESTORS, INC.



BY:  /S/ DONALD A. LORENZ
     Donald A. Lorenz
     Executive Vice President and
     Chief Financial Officer


Date:  November 8, 1995

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                            BEDFORD PROPERTY INVESTORS, INC.
                          Pro Forma Consolidated Balance Sheet
                                June 30, 1994 (Unaudited)
                     (in thousands, except share and per share data)


                                                Acquisition
                                                   of
                                      Acquisition    Milpitas
                          Historical   of Village      Town     Pro Forma
                         Consolidated  Green (14) Center (14)  Consolidated
ASSETS
Real estate investments:
  Office buildings -
      held for sale        $ 8,904      $    0      $    0       $ 8,904
  Office buildings -
      held for investment   19,878       1,825           0         21,703
  Industrial buildings      20,030           0       6,440        26,470
                            48,812       1,825       6,440        57,077
  Less accumulated
    depreciation             2,611           0           0         2,611
                            46,201       1,825       6,440        54,466

Cash                         4,112         140           0         4,152
Other                        2,100        (100)       (118)        1,982

  Total Assets             $52,413      $1,865      $6,322       $60,600

LIABILITIES & STOCKHOLDERS' EQUITY
Bank loan payable           12,245       1,828       5,670        19,743
Accounts payable and
  accrued expenses             743           0           0           743
Dividend payable               538           0           0           538
Acquisition payable          1,500           0         600         2,100
Other                          804          37          52           893
  Total liabilities         15,830       1,865       6,322        24,017

Stockholders' Equity:
  Preferred stock, par value
    $0.01 per share;
    authorized 10,000,000
    shares, issued none          0           0           0             0
  Common stock, par value
    $0.01 per share;
    authorized 30,000,000
    shares, issued and
    outstanding 5,976,900
    shares                         60         0            0             60
  Additional paid-in capital  107,151         0            0        107,151
  Accumulated losses and
    distributions in excess
    of net income             (70,628)        0            0       (70,628)

    Total stockholders'
      equity                   36,583         0            0        36,583
      Total Liabilities and
        Stockholders' Equity  $52,413    $1,865       $6,322       $60,600

(See accompanying notes.)

                            BEDFORD PROPERTY INVESTORS, INC.
                     Pro Forma Consolidated Statement of Operations
                         For the Six Months Ended June 30, 1994
                                       (Unaudited)
                        (in thousands, except per share amounts)

                         Previously            Acquisition   Pro     Pro
                          Acquired             of Milpitas   Forma   Forma
             Historical  Properties  Property  Town Center  Adjust-  Consoli-
            Consolidated    (1)       Sold (2)     (1)      ments    dated

Rental
 Income      $3,832        $572       $(33)       $461     $(134)(3)  $4,698
Operating
 Expenses    1,067         149        (50)        117       (17)(3)    1,266
Real Estate
  Taxes       423         152         (6)          36       (22)(3)      583
Depreciation and
 Amortization 605           -        (13)           -       118 (3)(4)   710
Income from
 Property
  Operations  1,737       271         36          308      (213)        2,139
General and
 Administrative
 Expense       (718)        -          -           -          -         (718)
Interest
 Income          36         -          -           -          -           36
Interest
 Expense        (94)     (344) (5)    22 (5)    (208) (5)     -         (624)
Income (Loss)
 Before Gains
  on Sales      961       (73)        58         100       (213)         833
Gains on
 Sales of
 Real Estate
 Investments  1,193         -          -           -       (13) (6)     1,180
   Net Income
    (Loss)   $2,154      $(73)       $58        $100     $(226)        $2,013

Income (Loss)
 Per Common
 and Common
 Equivalent
 Share        $0.35    $(0.01)     $0.01       $0.02    $(0.04)        $0.33

(See accompanying notes)

                                 BEDFORD PROPERTY INVESTORS, INC.
                          Pro Forma Consolidated Statement of Operations
                               For the Year Ended December 31, 1993
                                            (Unaudited)
                             (in thousands, except per share amounts)

                                  Previously               Acquisition    Pro        Pro
                                   Acquired                of Milpitas   Forma      Forma
                   Consolidated   Properties  Properties   Town Center   Adjust-   Consoli-
                    Historical      (7)       Sold (8)        (7)        ments      dated
Rental Income        $7,207        $5,384     $(4,245)     $922         $(537)(9)  $8,731
Operating Expenses    2,520         1,678      (1,882)      234          (143)(9)   2,407
Real Estate Taxes       840           777        (474)       73           (28)(9)   1,188
 Depreciation and
    Amortization      2,250             -      (1,736)        -           527 (9)   1,041
    Income from                                                                        (10)
      Property
      Operation       1,597         2,929        (153)      615          (893)      4,095
General and Administrative
 Expense             (1,399)            -          -           -          -         (1,399)
Interest Income         136             -          -           -          -        136
Interest Expense       (620)      (1,481) (11)  1,373 (11) (374) (11)     -         (1,102)
Income from
 Joint Ventures       2,533             -      (2,533)         -        2,533 (13)  2,533

  Income (Loss)
   Before Gains
   on Sales           2,247         1,448      (1,313)       241        1,640       4,263
Gains on Sales of Real
  Estate Investments    900             -        (900)         -          152 (12)    152

Net Income (Loss)    $3,147        $1,448     $(2,213)      $241       $1,792      $4,415

Income (Loss) Per
  Common Share:       $0.53         $0.24      $(0.37)      $0.04      $0.30     $0.74

(See accompanying notes)

Notes to Pro Forma Financial Statements (dollars in thousands)

(1) The unaudited pro forma consolidated statement of operations reflects the acquisitions of Dupont Industrial Center, Village Green and Milpitas Town Center and the sale of Texas Bank North as if such transactions had occurred on January 1, 1994. The Company acquired
Dupont Industrial Center on May 24, 1994, Village Green on July
7,1994, and Milpitas Town Center on August 11, 1994, and sold Texas
Bank North on January 14, 1994.

     No pro forma adjustments are included for Mariner Court, which was acquired on January 5, 1994. The actual results of operations of this property from January 5, 1994 to June 30, 1994 reasonably approximates the pro forma results of operations for the six months ended June 30, 1994.


     The combined historical statement of operations for the six months ended June 30, 1994, for these three acquired properties are as follows:

                              Dupont    Previously    Milpitas
                    Village   Industrial  Acquired    Town
                    Green     Center    Properties    Center

Rental Income       $165      $407         $572       $461
Operating Expenses    44       105          149        117
Real Estate Taxes     12       140          152         36

Income from
 Property Operations   $109   $162         $271       $308

(2) The unaudited pro forma consolidated statement of operations reflects the elimination of the actual results of operations of Texas
Bank North from January 1, 1994 through January 14, 1994 (the date of its sale by the Company).

(3)  Adjusted to deduct the actual results of operations of Dupont
Industrial Center from the date of acquisition (May 24, 1994) to June
30,1994, which results of operations are included in the Company's historical consolidated statement of operations.

(4) Adjusted to reflect pro forma straight-line depreciation for the six months ended June 30, 1994. The pro forma adjustment of $135 was calculated on the buildings located at the properties utilizing an estimated useful life of 45 years.

(5) Adjusted to reflect borrowings of $17,019 on January 1, 1994, under the Credit Facility in connection with the acquisition of Dupont Industrial
Center, Village Green and Milpitas Town Center at a weighted assumed borrowing rate of 7.35%. These additional borrowings resulted in additional pro forma interest expense of $552. An increase in the interest rate of .125% would result in additional interest of $9.

    The proceeds of the sale of the Texas Bank North property were utilized to repay amounts outstanding under the Credit Facility. A pro forma adjustment has been calculated at a weighted assumed borrowing rate of 7.35% for the period from January 1, 1994 through January 14, 1994 (the date of its sale by the Company), resulting in an interest savings of $22.

(6) Adjusted to reflect the gain on the sale of Texas Bank North as of January 1, 1994; the actual date of the sale was January 14, 1994.

(7) The unaudited pro forma consolidated statement of operations reflects the acquisitions of Milpitas Town Center, Village
     Green, Dupont Industrial Center, Mariner Court, 1000 Town Center
     Drive, and Woodlands II and the sales of Texas Bank North, Point
     West Place, University Tower, and the Edison Square partnerships as if such transactions had occurred on January 1, 1993. The
     Company acquired Milpitas Town Center on August 11, 1994,
     Village Green on July 7, 1994, Dupont Industrial Center on May
     24, 1994, Mariner Court on January 5, 1994, 1000 Town Center
     Drive on December 30, 1993, and Woodlands II on August 25, 1993, and sold Texas Bank North on January 14, 1994, Point West Place on October 1, 1993, University Tower on August 18, 1993, and the
     Edison Square partnerships on May 31, 1993. The actual results of operations of 1000 Town Center Drive and Woodlands II for the period subsequent to acquisition, which are included in the Company's historical consolidated statement of operations, are eliminated by pro forma adjustments to the Company's historical results of operations.

     The combined historical statement of operations for the year ended December 31, 1993, for these six acquired properties are as follows:
                       Dupont          1000
                       Indus-          Town  Wood-  Previously Milpitas
               Village trial  Mariner  Center lands  Acquired  Town
                Green  Center  Court  Drive  II   Properties  Center

Rental
 Income          $330   $814     $1,738   $932  $1,570   $5,384     $922
Operating
 Expenses          88    211        539     423     417    1,678      234
Real Estate
 Taxes             24    279        132     207     135      777       73
  Income from
    Property
    Operations   $218   $324     $1,067    $302  $1,018   $2,929     $615


(8) The unaudited pro forma consolidated statement of operations reflects the elimination of the actual results of operations of (a) Texas Bank
     North from January 1, 1993 to December 31, 1993, and (b) Point West
     Place, University Tower, and the Edison Square partnerships from
     January 1, 1993 through their respective dates of sale.

(9)  Adjusted to deduct the actual results of operations of 1000 Town
     Center Drive and Woodlands II from the respective dates of acquisitions by the Company (December 30, 1993 and August 25, 1993, respectively) to December 31, 1993, which results of operations are included in the Company's historical consolidated statement of operations.

(10) Adjusted to reflect pro forma straight-line depreciation and amortization for the year ended December 31, 1993, for the six acquired properties as follows:


                               Pro Forma Depreciation
                                    and Amortization

          Milpitas Town Center                  $100
          Village Green                           28
          Dupont Industrial Center               141
          Mariner Court                           98
          1000 Town Center Drive                  75
          Woodlands II                           132
               Total                            $574

     The above amounts consist of pro forma depreciation on the buildings located at the properties for the year ended December 31, 1993.
     Depreciation has been calculated utilizing the straight-line method and an estimated useful life of 45 years.

(11) Reflects additional borrowings of $28,145 on January 1, 1993, under the Credit Facility in conjunction with the acquisition of Milpitas
     Town Center, Village Green, Dupont Industrial Center, Mariner Court, and 1000 Town Center Drive at a weighted assumed borrowing rate of 6.59%.
     The acquisition of Woodlands II was funded from the sale proceeds of University Tower. These additional borrowings resulted in additional pro forma interest expense of $1,855. An increase in the interest rate of .125% would result in additional interest of $35.

     The proceeds from the sale of University Tower of $14,834 were utilized to fund the acquisition of Woodlands Tower II ($6,668) and to repay amounts outstanding under the Credit Facility. The proceeds from the sale of Point West Place of $6,964 were utilized to repay mortgage loans of $5,113 and to repay amounts outstanding under the Credit
     Facility. The proceeds from the sale of Texas Bank North of $8,289 were utilized to repay amounts outstanding under the Credit Facility.
     A pro forma adjustment has been calculated on the mortgage loans at an interest rate of 9.2% and on the Credit Facility at a weighted assumed borrowing rate of 6.59%, resulting in an interest savings of $1,373.

(12) Adjusted to reflect the gain on the sales of Texas Bank North, Point
     West Place, and University Tower as of January 1, 1993; the actual dates of sale were January 14, 1994, October 1, 1993, and August 18,
     1993, respectively.

(13) Adjusted to reflect the gains on sale of the Edison Square partnerships as of January 1, 1993; the actual date of sale was May
     31, 1993.

(14) The unaudited pro forma balance sheet reflects the acquisitions of Village Green and Milpitas Town Center as of June 30, 1994. The
     Company acquired Village Green on July 7, 1994, and Milpitas Town
     Center on August 11, 1994.

